UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2008
DUKE ENERGY INDIANA, INC.
(Exact Name of Registrant as Specified in its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	001-03543 (Commission File Number)	35-0594457 (IRS Employer Identification No.)
1000 East Main Street, Plainfield, Indiana 46168
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events
     On August 18, 2008, Duke Energy Indiana, Inc. (the “Company”) entered into an underwriting agreement, dated as of August 18, 2008, with Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Series LLL, 6.35%, Due August 15, 2038 (the “Mortgage Bonds”). The Mortgage Bonds were sold to the Underwriters at a discount to their principal amount. The Mortgage Bonds will be issued under the Indenture of Mortgage or Deed of Trust, dated September 1, 1939, as amended by the Fifty-Seventh Supplemental Indenture (the “Supplemental Indenture”), dated as of August 21, 2008, between the Company and LaSalle Bank National Association, as Trustee. The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Supplemental Indenture, which is attached hereto as Exhibit 4.1, and the Underwriting Agreement, which is attached hereto as Exhibit 99.1. Such exhibits are incorporated herein by reference.
     Also in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-146483-02.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits.

4.1	Fifty-Seventh Supplemental Indenture, dated as of August 21, 2008, between Duke Energy Indiana, Inc. and LaSalle Bank National Association, as Trustee.

5.1	Opinion regarding validity of the Mortgage Bonds.

23.1	Consent (included as part of Exhibit 5.1).

99.1	Underwriting Agreement, dated as of August 18, 2008, with Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with Duke Energy Indiana’s issuance and sale of $500,000,000 aggregate principal amount of its First Mortgage Bonds, Series LLL, 6.35%, Due August 15, 2038.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY INDIANA, INC.
Date: August 21, 2008	By:	/s/ Robert T. Lucas III
	Name:	Robert T. Lucas III
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Fifty-Seventh Supplemental Indenture, dated as of August 21, 2008, between Duke Energy Indiana, Inc. and LaSalle Bank National Association, as Trustee.

5.1	Opinion regarding validity of the Mortgage Bonds.

23.1	Consent (included as part of Exhibit 5.1).

99.1	Underwriting Agreement, dated as of August 18, 2008, with Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with Duke Energy Indiana’s issuance and sale of $500,000,000 aggregate principal amount of its First Mortgage Bonds, Series LLL, 6.35%, Due August 15, 2038.

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